Investments	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
Investments	Investments
INVESTMENT IN PRAIRIESKY ROYALTY LTD.
During 2024, the Company sold its 22.6 million common share investment in PrairieSky Royalty Ltd. ("PrairieSky") for $25.65 per common share with net proceeds at close, after fees and expenses, of $575 million. The Company's investment did not constitute significant influence, and was accounted for at fair value through profit or loss, measured at each reporting date. For the year ended December 31, 2024, the Company recognized a gain from investment of $56 million (2023 – $56 million gain) comprised of a fair value gain from investment of $50 million (2023 – $34 million gain) and dividend income of $6 million (2023 – $22 million)